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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  JULY 23, 2003
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                Date of Report (Date of earliest event reported)


                            WOODHEAD INDUSTRIES, INC
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             (Exact name of registrant as specified in its charter)


    DELAWARE                        0-5971                          36-1982580
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(State or other            (Commission File Number)              (I.R.S Employer
Jurisdiction of                                                  Identification
Incorporation)                                                   Number)

                    3 Parkway North, Suite 550, Deerfield, IL
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            60035 (Address of principal executive offices) (Zip Code)


                                  847-236-9300
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              (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits.

Exhibit Number

99.1        Press release of Registrant dated July 23, 2003
99.2        Third Quarter 2003 Earnings Conference Call


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 23, 2003, Woodhead Industries, Inc. reported the results of operations for the three and nine months ended June 28, 2003 which are set forth in the press release in Exhibit 99.1 attached hereto.

The registrant hosted its third quarter earnings conference call on Wednesday, July 23, 2003 at 11:00 a.m. Eastern Time. During this conference call, registrant presented its financial results for the quarter ending June 28, 2003, as well as certain other financial and operating information. Pursuant to requirements of Item 12 of Form 8-K registrant hereby furnishes a transcript of the conference call as Exhibit 99.2.


SIGNATURE


Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.


WOODHEAD INDUSTRIES, INC.

Date: July 28, 2003


BY: /s/ Robert H. Fisher
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Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)